THE COMPANY	6 Months Ended
Jun. 30, 2026
THE COMPANY
THE COMPANY	THE COMPANY
Background and description of the business
Amer Sports, Inc. (the “Company”) was founded on January 3, 2020 and is incorporated and domiciled in Grand Cayman, the Cayman Islands. The Company’s registered office is Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands. The Company and its consolidated subsidiaries are also referred to as the “Group” or “Amer Sports”.
Amer Sports is a global group of sport and outdoor brands, including Arc’teryx, Salomon, Wilson, Atomic, Peak Performance, and Armada. Amer Sports manufactures, markets and sells sports equipment, apparel, and footwear through wholesale and direct-to-consumer (“DTC”) channels globally. We have operations in 40 countries and our products are sold in over 100 countries, with North America, Europe, Greater China and Asia Pacific being the main market areas.
Seasonality
Although the Company operates in a number of sporting goods segments during all four seasons, its business is subject to seasonal fluctuations. Historically, the fourth quarter of a financial year has been the strongest quarter for the Company in terms of both revenue and profitability, primarily due to higher sales through the Company’s DTC channel compared to the rest of the year and a higher share of fall and winter collections in the Company’s Technical Apparel and Outdoor Performance segments. The Ball & Racquet Sports segment is generally more consistent across fiscal quarters. Working capital requirements typically increase throughout the second and third fiscal quarters as inventory builds to support our peak shipping and selling period which typically occurs from August to December. Cash provided by operating activities is typically highest in the first fiscal quarter due to the significant inflows associated with the peak selling season.